UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

ASPEN AEROGELS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Forbes Road Building B
Northborough, Massachusetts		01532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 691-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASPN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan

The stockholders of Aspen Aerogels, Inc. (the “Company”) approved the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan (the “2023 Plan”) at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) held on April 30, 2025. The 2023 Plan was previously approved by the Company’s Board of Directors (the “Board”). As amended and restated, the number of shares of the Company’s common stock reserved for issuance under the 2023 Plan has been increased by 3,850,000 shares and the term of the 2023 Plan has been extended until April 29, 2035. A summary of the 2023 Plan is included in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 17, 2025 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summary of the 2023 Plan in the Proxy Statement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the 2023 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Aspen Aerogels Employee Stock Purchase Plan

The stockholders of the Company approved the Aspen Aerogels Employee Stock Purchase Plan (the “ESPP”) at the Annual Meeting. The ESPP was previously approved by the Board. The objective of the ESPP is to offer eligible employees of the Company and its designated subsidiaries the ability to purchase shares of the Company’s common stock at a discount, subject to various limitations under the ESPP. 4,000,000 shares of the Company’s common stock are authorized for issuance under the ESPP. A summary of the ESPP is included in Proposal 5 of the Proxy Statement, which summary is incorporated in its entirety herein by reference. The summaries of the ESPP contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 30, 2025, the Company held its Annual Meeting via live audio webcast on the Internet. Of the 82,104,843 shares of common stock issued and outstanding and eligible to vote as of the record date of March 10, 2025, a quorum of 68,402,761 shares, or 83.31% of the eligible shares, was present at the meeting or represented by proxy.

The following actions were taken at the Annual Meeting:

1. The following nominees were elected to serve on the Board as Class II directors until the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kathleen M. Kool	46,595,924	7,486,262	14,320,575
William P. Noglows	45,404,107	8,678,079	14,320,575

After the Annual Meeting, Steven R. Mitchell and Donald R. Young continue to serve as Class III directors until the 2026 annual meeting of stockholders and Cari Robinson and James E. Sweetnam continue to serve as a Class I directors until the 2027 annual meeting of stockholders.

2. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, based on the following votes:

For	Against	Abstain	Broker Non-Votes
66,789,427	1,566,335	46,999	-

3. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, based on the following votes:

For	Against	Abstain	Broker Non-Votes
49,498,434	4,391,103	192,649	14,320,575

4. The Company’s Stockholders approved the Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan, based on the following votes:

For	Against	Abstain	Broker Non-Votes
40,935,778	12,145,868	1,000,540	14,320,575

5. The Company’s Stockholders approved the Aspen Aerogels Employee Stock Purchase Plan, based on the following votes:

For	Against	Abstain	Broker Non-Votes
53,751,363	154,368	176,455	14,320,575

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Aspen Aerogels Amended and Restated 2023 Equity Incentive Plan.
10.2*	Aspen Aerogels Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspen Aerogels, Inc.

Date:	May 1, 2025	By:	/s/ Ricardo C. Rodriguez
		Name:	Ricardo C. Rodriguez
		Title:	Chief Financial Officer and Treasurer